EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of IntegraMed America, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I John W. Hlywak, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. /s/ 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

               1.    The Report fully  complies with the  requirements  of
                     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2.    The  information   contained  in  the  Report  fairly
                     presents, in all material respects, the financial condition and results of operations of the Company.



                             /s/:John W. Hlywak, Jr.
                                 -------------------------------
                                 John W. Hlywak, Jr.
                                 Chief Financial Officer
                                 August 11, 2006